UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-21668

Cohen & Steers Alternative Income Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    October 31

Date of reporting period:    April 30, 2022

Item 1. Reports to Stockholders.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended April 30, 2022. The total returns for Cohen & Steers Alternative Income Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended April 30, 2022
Cohen & Steers Alternative Income Fund:
Class A	–2.99%
Class C	–3.33%
Class I	–2.81%
Class R	–3.06%
Class Z	–2.81%
Blended Benchmark[a]	–4.75%
S&P 500 Index[a]	–9.65%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund makes regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

[a]	For benchmark descriptions, see page 6.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Market Review

The six-month period ended April 30, 2022 was generally difficult for financial markets amid concerns about inflation and interest rates. As the global economy continued to recover from pandemic-related weakness, a combination of tight labor markets, strong consumer demand and supply chain bottlenecks pushed inflation to a 40-year high. The yield on the 10-year U.S. Treasury note rose sharply higher, from 1.6% at the start of the period to 2.9% at period end. In March 2022, the U.S. Federal Reserve raised its fed funds rate for the first time since December 2018 and affirmed its commitment to reining in inflation. The European Central Bank indicated it would begin to tighten policy in 2022 as well, but signaled it would remain flexible in light of the potential impact of the war in Ukraine on Europe’s economy.

In this environment, the asset classes targeted by the Fund had mixed performance. Preferreds had a significant absolute decline but held up somewhat better than more interest rate sensitive securities such as Treasuries and investment-grade corporate bonds. Global real estate stocks had a lesser decline and significantly outperformed broader stocks. Global infrastructure stocks had a modest gain for the six months.

Fund Performance

The Fund had a negative total return in the period but outperformed its blended benchmark.

Preferred Securities

The macro headwinds rattling financial markets notwithstanding, fundamentals for issuers of preferreds remained generally solid. Banks, which are a substantial issuer of preferreds, reported earnings that continued to be encouraging from a credit perspective. Positive factors reported by banks included continued strong credit quality, loan growth, expanding net interest margins and better-than-expected trading activity revenues. And despite increased economic uncertainty, loan credit quality remained strong and bank management teams sounded upbeat on consumer and corporate balance sheets. Capital ratios declined modestly as excess capital was returned to shareholders in the form of large stock buybacks. Overall, however, banks’ capital ratios remained at high levels and well above regulatory minimums in the U.S. as well as Europe.

Bank preferreds slightly outperformed the preferreds component of the blended benchmark in the period. The Fund’s allocation to bank preferreds contributed to relative performance, in part due to our underweights or non-investment in certain longer-dated securities that had sizable declines amid rising bond yields.

The insurance sector also declined (in line with bank preferreds), although property & casualty insurance companies saw significant premium growth with the recovering economy and life insurers benefited from a declining overall COVID impact and from solid results in their investment portfolios. Security selection in insurance companies aided relative performance. Elsewhere, security selection in real estate helped performance, while security selection in the telecommunications sector detracted.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Global Real Estate

Global real estate stocks struggled in absolute terms but held up significantly better than broader stocks, reflecting an only modest decline in the U.S., which accounts for about 60% of the blended benchmark’s real estate component. Several U.S. property sectors had gains, including self storage and industrial landlords, which continued to benefit from strong fundamentals. Notable underperformers included Germany, where residential companies were hindered by rising interest rates. Stock selection in the Fund’s real estate allocation helped relative performance, as outperformance in the Fund’s U.S., Sweden and Japan holdings more than countered underperformance in Hong Kong and Australia.

Global Listed Infrastructure

Infrastructure companies advanced in the period, with most sectors posting gains. Solid performers included midstream energy amid surging energy commodity prices, partially due to supply disruptions in Eastern Europe. Positive earnings reports and the prospect of increasing throughput volumes also supported the sector. Certain defensive sectors such as gas distribution companies also outperformed, as a number of companies posted strong earnings and value stocks were generally in favor. The communications sector declined, with certain higher-growth/higher-multiple stocks underperforming. Stock selection in infrastructure contributed to relative performance, due in part to outperformance in the Fund’s marine ports, gas distribution and midstream energy holdings; however, our underweight in infrastructure partly offset the effect of relatively favorable stock selection in the asset class.

Alternative Income

Outside of these three main allocations, the Fund opportunistically invested in several out-of-benchmark stocks, including certain natural resource companies and master limited partnerships. These holdings had a collective gain in the period and contributed to the Fund’s relative performance.

Impact of Derivatives on Fund Performance

The Fund used derivatives in the form of forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. The currency exchange contracts contributed to the Fund’s total return for the six-month period ended April 30, 2022.

The Fund also used “swaptions,” which are options to enter into interest-rate swap contracts with the intention of managing interest-rate risk. In addition, the Fund used options in the form of calls written on a portion of the portfolio’s holdings. The swaptions and options did not have a material effect on the Fund’s total return for the six-month period ended April 30, 2022.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Sincerely,

JON CHEIGH	VINCENT L. CHILDERS
Portfolio Manager	Portfolio Manager

BEN MORTON	WILLIAM F. SCAPELL
Portfolio Manager	Portfolio Manager

ELAINE ZAHARIS-NIKAS
Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended April 30, 2022

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–2.18%[a]	0.69%[b]	—	—	—
1 Year (without sales charge)	2.43%	1.69%	2.69%	2.19%	2.69%
5 Years (with sales charge)	5.13%[a]	5.41%	—	—	—
5 Years (without sales charge)	6.10%	5.41%	6.46%	5.94%	6.46%
10 Years (with sales charge)	8.45%[a]	8.24%	—	—	—
10 Years (without sales charge)	8.95%	8.24%	9.33%	—	—
Since Inception (with sales charge)[c]	6.45%[a]	6.05%	—	—	—
Since Inception (without sales charge)[c]	6.74%	6.05%	7.12%	6.41%	6.94%

The Fund changed its investment objectives and principal investment strategies on July 1, 2019 and further modified the investment objectives, principal investment strategies and benchmark effective after the close of business on April 30, 2021. The performance above reflects returns achieved pursuant to different investment objectives and principal investment strategies than the investment objectives and strategies currently employed by the Fund. If the Fund’s current strategies had been in place prior to July 1, 2019 and April 30, 2021, as applicable, results shown would have been different.

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the March 1, 2022 prospectus, as supplemented on March 24, 2022, were as follows: Class A—1.67% and 1.01%; Class C—2.32% and 1.66%; Class I—1.38% and 0.66%; Class R—1.82% and 1.16%; and Class Z—1.32% and 0.66%. Through June 30, 2023, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.00% for Class A shares, 1.65% for Class C shares, 0.65% for Class I shares, 1.15% for Class R shares and 0.65% for Class Z shares. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

[a]	Reflects a 4.50% front-end sales charge.
[b]	Reflects a contingent deferred sales charge of 1.00%.
[c]	Inception date of August 31, 2005 for Class A, C and I shares and October 1, 2014 for Class R and Z shares.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

Benchmark Descriptions

The Fund changed its investment objectives and principal investment strategies on July 1, 2019 and further modified the investment objectives, principal investment strategies and benchmark effective after the close of business on April 30, 2021. The Blended Benchmark consists of 50% Preferred Blended Benchmark (consists of 60% ICE BofA US IG Institutional Capital Securities Index, 20% ICE BofA Core Fixed Rate Preferred Securities Index and 20% Bloomberg Developed Market USD Contingent Capital Index), 30% Dow Jones Brookfield Global Infrastructure Index, and 20% FTSE EPRA Nareit Developed Real Estate Index (Net). The FTSE EPRA Nareit Developed Real Estate Index (Net) is an unmanaged market-capitalization-weighted total-return index, which consists of publicly traded equity REITs and listed property companies from developed markets and is net of dividend withholding taxes. The Dow Jones Brookfield Global Infrastructure Index is a float-adjusted market-capitalization-weighted index that measures performance of globally domiciled companies that derive more than 70% of their cash flows from infrastructure lines of business. The ICE BofA US IG Institutional Capital Securities Index tracks the performance of US dollar denominated investment grade hybrid capital corporate and preferred securities publicly issued in the US domestic market. The ICE BofA Core Fixed Rate Preferred Securities Index tracks the performance of fixed-rate US dollar-denominated preferred securities issued in the US domestic market, excluding $1000 par securities. The Bloomberg Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2021—April 30, 2022.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During Period[a] November 1, 2021— April 30, 2022
Class A
Actual (–2.99% return)	$1,000.00	$970.10	$4.88
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.84	$5.01

Class C
Actual (–3.33% return)	$1,000.00	$966.70	$8.05
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.61	$8.25

Class I
Actual (–2.81% return)	$1,000.00	$971.90	$3.18
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.57	$3.26

Class R
Actual (–3.06% return)	$1,000.00	$969.40	$5.62
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.09	$5.76

Class Z
Actual (–2.81% return)	$1,000.00	$971.90	$3.18
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.57	$3.26

[a]

Expenses are equal to the Fund’s Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.00%, 1.65%, 0.65%, 1.15% and 0.65%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

April 30, 2022

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Net Assets

American Tower Corp.	$2,127,966	2.7
Enbridge, Inc. (Canada)	1,977,079	2.5
Crown Castle International Corp.	1,260,910	1.6
Sempra Energy	1,132,586	1.5
Vinci SA (France)	974,414	1.2
TC Energy Corp. (Canada)	967,903	1.2
SBA Communications Corp.	941,362	1.2
National Grid PLC (United Kingdom)	930,343	1.2
Cheniere Energy, Inc.	903,816	1.2
Agnico Eagle Mines Ltd. (Canada)	713,776	0.9

[a]

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Strategy Breakdownb

(Unaudited)

[b]	The strategy breakdown is expressed as a percentage of the Fund’s total long-term investments and excludes derivative instruments.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

April 30, 2022 (Unaudited)

		Shares	Value
CLOSED-END FUNDS	1.3%
MASTER LIMITED PARTNERSHIPS	0.6%
Kayne Anderson MLP Investment Company		48,910	$440,190

U.S. GENERAL EQUITY	0.7%
Adams Diversified Equity Fund, Inc.		34,010	571,708

TOTAL CLOSED-END FUNDS (Identified cost—$1,072,914)			1,011,898

COMMON STOCK	48.8%
AIRPORTS—FOREIGN	0.6%
Aena SME SA, 144A (Spain)[a,b]		2,045	290,205
Auckland International Airport Ltd. (New Zealand)[b]		33,452	168,029

			458,234

COMMUNICATIONS	6.5%
TOWERS	5.5%
American Tower Corp.		8,829	2,127,966
Crown Castle International Corp.		6,808	1,260,910
SBA Communications Corp.		2,712	941,362

			4,330,238

TOWERS—FOREIGN	0.9%
Cellnex Telecom SA, 144A (Spain)[a]		14,823	690,904

SATELLITES—FOREIGN	0.1%
SES SA (Luxembourg)		12,135	108,578

TOTAL COMMUNICATIONS			5,129,720

CONSUMER—NON-CYCLICAL—AGRICULTURE	0.4%
Bunge Ltd.		2,900	328,048

ELECTRIC	2.4%
CenterPoint Energy, Inc.		16,161	494,688
Evergy, Inc.		3,071	208,367
Eversource Energy		5,063	442,506
PG&E Corp.[b]		16,803	212,558
PNM Resources, Inc.		6,685	311,922
Portland General Electric Co.		4,171	197,414

			1,867,455

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2022 (Unaudited)

		Shares	Value
ELECTRIC—FOREIGN	1.5%
Hydro One Ltd., 144A (Canada)[a]		8,804	$238,013
National Grid PLC (United Kingdom)		62,620	930,343

			1,168,356

ENERGY	2.0%
GAS—DISTRIBUTION—FOREIGN	0.8%
Enn Energy Holdings Ltd. (H shares) (China)		28,200	377,741
Snam SpA (Italy)		36,960	202,711

			580,452

OIL & GAS	0.5%
Hess Corp.		3,624	373,526

OIL & GAS—FOREIGN	0.7%
Suncor Energy, Inc. (Canada)		15,922	572,356

TOTAL ENERGY			1,526,334

ENVIRONMENTAL SERVICES	0.3%
Waste Management, Inc.		1,433	235,643

INFRASTRUCTURE—FOREIGN	0.2%
Atlas Arteria Ltd. (Australia)[c]		30,636	148,832

MARINE PORTS—FOREIGN	0.7%
China Merchants Port Holdings Co., Ltd. (H shares) (China)		70,000	122,206
COSCO SHIPPING Ports Ltd. (H shares) (China)		184,000	131,198
International Container Terminal Services, Inc. (Philippines)		21,200	87,047
Santos Brasil Participacoes SA (Brazil)		149,066	213,772

			554,223

MATERIALS	2.6%
METALS & MINING	0.2%
Alcoa Corp.		2,694	182,653

METALS & MINING—FOREIGN	2.4%
Agnico Eagle Mines Ltd. (Canada)		12,262	713,776
Anglo American PLC (South Africa)		10,228	453,008
BHP Group Ltd. (Australia)		20,399	683,620

			1,850,404

TOTAL MATERIALS			2,033,057

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2022 (Unaudited)

		Shares	Value
PIPELINES	3.3%
Cheniere Energy, Inc.		6,655	$903,816
DT Midstream, Inc.[b]		7,548	405,705
ONEOK, Inc.		6,824	432,164
Targa Resources Corp.		9,505	697,762
Williams Cos., Inc./The		5,259	180,331

			2,619,778

PIPELINES—FOREIGN	4.8%
Enbridge, Inc. (Canada)		45,306	1,977,079
Pembina Pipeline Corp. (Canada)		15,982	604,745
TC Energy Corp. (Canada)		18,299	967,903
Tidewater Renewables Ltd. (Canada)[b]		21,678	209,920

			3,759,647

RAILWAYS—FOREIGN	0.7%
Getlink SE (France)		21,139	386,825
West Japan Railway Co. (Japan)		4,200	155,900

			542,725

REAL ESTATE	15.0%
DATA CENTERS	0.8%
Digital Realty Trust, Inc.		4,105	599,822
Equinix, Inc.		73	52,493

			652,315

DATA CENTERS—FOREIGN	0.2%
Digital Core REIT Management Pte Ltd. (Singapore)[b]		42,768	42,403
NEXTDC Ltd. (Australia)[b]		11,764	91,334

			133,737

DIVERSIFIED—FOREIGN	2.3%
British Land Co. PLC/The (United Kingdom)		12,141	78,205
Capitaland Investment Ltd. (Singapore)[b]		35,100	106,430
Charter Hall Group (Australia)		11,303	121,478
CK Asset Holdings Ltd. (Hong Kong)		9,500	64,402
Dexus (Australia)		14,542	113,698
Fastighets AB Balder (Sweden)[b]		2,562	126,991
Hysan Development Co., Ltd. (Hong Kong)		22,000	64,904
ICADE (France)		1,111	66,333

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2022 (Unaudited)

		Shares	Value
Ingenia Communities Group (Australia)		21,356	$70,306
Merlin Properties Socimi SA (Spain)		10,255	111,407
Mitsui Fudosan Co., Ltd. (Japan)		10,000	211,937
Nomura Real Estate Holdings, Inc. (Japan)		6,200	151,068
Nomura Real Estate Master Fund, Inc. (Japan)[b]		73	91,654
NSI NV (Netherlands)		724	28,413
Orix JREIT, Inc. (Japan)		27	36,497
Sun Hung Kai Properties Ltd. (Hong Kong)		14,500	166,998
Tokyu Fudosan Holdings Corp. (Japan)		7,900	41,109
United Urban Investment Corp. (Japan)		112	122,543

			1,774,373

ELECTRIC—FOREIGN	0.1%
Daiwa House REIT Investment Corp. (Japan)		40	97,360

HEALTH CARE	1.2%
Healthcare Trust of America, Inc., Class A		1,289	39,263
Healthpeak Properties, Inc.		3,134	102,826
Ventas, Inc.		2,905	161,373
Welltower, Inc.		7,155	649,746

			953,208

HEALTH CARE—FOREIGN	0.2%
Assura PLC (United Kingdom)		48,998	40,602
HealthCo REIT (Australia)		28,737	39,957
Parkway Life Real Estate Investment Trust (Singapore)		26,526	92,429

			172,988

HOTEL	0.5%
Host Hotels & Resorts, Inc.		4,507	91,717
Sunstone Hotel Investors, Inc.[b]		23,247	284,776

			376,493

INDUSTRIALS	1.5%
Americold Realty Trust		3,506	92,488
Duke Realty Corp.		9,984	546,624
First Industrial Realty Trust, Inc.		2,513	145,754
Prologis, Inc.		2,312	370,591

			1,155,457

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2022 (Unaudited)

		Shares	Value
INDUSTRIALS—FOREIGN	1.0%
Catena AB (Sweden)		2,528	$132,200
ESR Cayman Ltd., 144A (H shares) (China)[a,b]		17,600	53,427
Frasers Logistics & Commercial Trust (Singapore)		99,500	103,615
Goodman Group (Australia)		4,257	70,853
LaSalle Logiport REIT (Japan)		61	82,527
LondonMetric Property PLC (United Kingdom)		8,021	27,108
Segro PLC (United Kingdom)		5,934	99,348
Sirius Real Estate Ltd. (Germany)		45,438	69,363
Tritax Big Box REIT PLC (United Kingdom)		35,019	106,901
Urban Logistics REIT PLC (United Kingdom)		22,722	53,429

			798,771

NET LEASE	0.4%
NETSTREIT Corp.		7,090	153,286
Spirit Realty Capital, Inc.		2,659	115,533

			268,819

NET LEASE—FOREIGN	0.1%
ARGAN SA (France)		799	93,980

OFFICE—FOREIGN	0.3%
Daiwa Office Investment Corp. (Japan)		16	90,580
Keppel REIT (Singapore)		92,400	80,951
Workspace Group PLC (United Kingdom)		4,388	36,721

			208,252

RESIDENTIAL	3.2%
APARTMENT	1.4%
Apartment Income REIT Corp.		5,482	269,550
Camden Property Trust		1,491	233,923
Essex Property Trust, Inc.		712	234,440
Highwoods Properties, Inc.		2,628	107,328
Mid-America Apartment Communities, Inc.		283	55,660
UDR, Inc.		4,382	233,166

			1,134,067

APARTMENT—FOREIGN	1.0%
Aedifica SA (Belgium)		595	70,527
Japan Metropolitan Fund Invest (Japan)		198	157,376
Tricon Residential, Inc. (Canada)		5,358	77,638

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2022 (Unaudited)

		Shares	Value
UNITE Group PLC/The (United Kingdom)		4,920	$69,668
Vonovia SE (Germany)		7,781	310,003
Wharf Real Estate Investment Co., Ltd. (Hong Kong)		13,000	61,263

			746,475

MANUFACTURED HOME	0.3%
Sun Communities, Inc.		1,353	237,546

SINGLE FAMILY	0.5%
Invitation Homes, Inc.		8,925	355,394

TOTAL RESIDENTIAL			2,473,482

RETAIL—FOREIGN	0.6%
CapitaLand Integrated Commercial Trust (Singapore)		41,296	69,195
Eurocommercial Properties NV (Netherlands)		2,202	53,279
Klepierre SA (France)[b]		4,556	109,051
Link REIT (Hong Kong)		19,083	164,835
SmartCentres Real Estate Investment Trust (Canada)		4,024	98,012

			494,372

SELF STORAGE	1.3%
CubeSmart		6,031	286,533
Extra Space Storage, Inc.		1,229	233,510
Public Storage		1,390	516,385

			1,036,428

SELF STORAGE—FOREIGN	0.2%
National Storage REIT (Australia)		35,980	65,169
Safestore Holdings PLC (United Kingdom)		7,220	113,583

			178,752

SHOPPING CENTERS	0.9%
COMMUNITY CENTER	0.4%
Kite Realty Group Trust		13,732	306,224

REGIONAL MALL	0.5%
Simon Property Group, Inc.		3,354	395,772

TOTAL SHOPPING CENTERS			701,996

SPECIALTY	0.2%
Lamar Advertising Co., Class A		1,043	115,158

TOTAL REAL ESTATE			11,685,941

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2022 (Unaudited)

		Shares	Value
RENEWABLE ENERGY	0.2%
Clearway Energy, Inc.		3,777	$115,312

TOLL ROADS—FOREIGN	2.1%
Atlantia SpA (Italy)[b]		13,057	311,482
Transurban Group (Australia)[c]		32,034	321,673
Vinci SA (France)		10,042	974,414

			1,607,569

UTILITIES	5.5%
ELECTRIC	2.3%
Exelon Corp.		5,152	241,011
NextEra Energy, Inc.		2,613	185,575
Sempra Energy		7,019	1,132,586
WEC Energy Group, Inc.		2,424	242,521

			1,801,693

ELECTRIC—FOREIGN	0.3%
E.ON SE (Germany)		21,437	223,094

GAS—DISTRIBUTION	1.4%
NiSource, Inc.		17,532	510,532
Southwest Gas Holdings, Inc.		3,898	343,453
Spire, Inc.		3,054	222,178

			1,076,163

GAS—DISTRIBUTION—FOREIGN	0.4%
AltaGas Ltd. (Canada)		10,503	240,204
Hong Kong and China Gas Co., Ltd. (Hong Kong)		95,000	104,777

			344,981

WATER	0.5%
American Water Works Co., Inc.		2,607	401,687

WATER—FOREIGN	0.6%
Pennon Group PLC (United Kingdom)		32,821	456,089

TOTAL UTILITIES			4,303,707

TOTAL COMMON STOCK (Identified cost—$34,241,227)			38,084,581

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2022 (Unaudited)

		Shares	Value
MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES—PIPELINES—C-CORP	0.2%
NextDecade Corp.[b]		30,679	$171,495

TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES (Identified cost—$81,289)			171,495

PREFERRED SECURITIES—$25 PAR VALUE	6.1%
BANKS	0.9%
Bank of America Corp., 6.00%, Series GGd		4,415	110,463
Dime Community Bancshares, Inc., 5.50%[d]		5,287	116,843
Fifth Third Bancorp, 6.625% to 12/31/23, Series Id,e		3,600	93,204
Goldman Sachs Group, Inc./The, 5.50% to 5/10/23, Series Jd,e		6,000	152,640
JPMorgan Chase & Co., 6.00%, Series EEd		3,700	92,685
Signature Bank/New York NY, 5.00%, Series ad		2,483	47,500
Western Alliance Bancorp, 4.25% to 9/30/26, Series Ad,e		2,998	65,866

			679,201

ELECTRIC	0.3%
CMS Energy Corp., 5.875%, due 10/15/78		1,746	43,930
CMS Energy Corp., 5.875%, due 3/1/79		1,727	43,261
SCE Trust V, 5.45% to 3/15/26, Series K (TruPS)[d,e]		6,561	156,611

			243,802

ELECTRIC—FOREIGN	0.3%
Brookfield Infrastructure Finance ULC, 5.00%, due 5/24/81 (Canada)		1,861	36,196
Brookfield Infrastructure Partners LP, 5.125%, Series 13 (Canada)[d]		9,106	177,020

			213,216

FINANCIAL	1.0%
DIVERSIFIED FINANCIAL SERVICES	0.6%
Carlyle Finance LLC, 4.625%, due 5/15/61		2,551	47,857
Federal Agricultural Mortgage Corp., 4.875%, Series Gd		3,660	74,042
Oaktree Capital Group LLC, 6.55%, Series Bd		7,222	180,189
Synchrony Financial, 5.625%, Series Ad		8,061	166,701

			468,789

INVESTMENT ADVISORY SERVICES	0.1%
Affiliated Managers Group Inc, 5.875%, due 3/30/59		3,660	89,267

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2022 (Unaudited)

		Shares	Value
INVESTMENT BANKER/BROKER	0.3%
Morgan Stanley, 6.375% to 10/15/24, Series Id,e		7,200	$187,416

TOTAL FINANCIAL			745,472

INDUSTRIALS	0.1%
CHS, Inc., 7.10% to 3/31/24, Series 2[d,e]		1,486	39,305
CHS, Inc., 6.75% to 9/30/24, Series 3[d,e]		2,930	77,586

			116,891

INSURANCE	1.2%
LIFE/HEALTH INSURANCE	0.7%
Athene Holding Ltd., 5.625%, Series Bd		3,816	86,814
Athene Holding Ltd., 4.875%, Series Dd		6,460	128,812
Brighthouse Financial, Inc., 5.375%, Series Cd		9,321	199,563
CNO Financial Group, Inc., 5.125%, due 11/25/60		2,483	50,902
Equitable Holdings, Inc., 5.25%, Series Ad		3,495	76,051

			542,142

MULTI-LINE	0.2%
Hartford Financial Services Group, Inc./The, 6.00%, Series Gd		2,282	59,058
Kemper Corp., 5.875% to 3/15/27, due 3/15/62[e]		3,025	74,385

			133,443

PROPERTY CASUALTY	0.3%
Enstar Group Ltd., 7.00% to 9/1/28, Series Dd,e		10,325	265,352

TOTAL INSURANCE			940,937

INTEGRATED TELECOMMUNICATIONS SERVICES	0.8%
Telephone and Data Systems, Inc., 6.625%, Series UUd		6,100	144,326
Telephone and Data Systems, Inc., 6.00%, Series VVd		8,525	172,461
United States Cellular Corp., 5.50%, due 3/1/70		5,814	116,745
United States Cellular Corp., 5.50%, due 6/1/70		4,864	97,961
United States Cellular Corp., 6.25%, due 9/1/69		3,295	71,403

			602,896

PIPELINES	0.2%
Energy Transfer LP, 7.60% to 5/15/24, Series Ed,e		6,122	148,152

PIPELINES—FOREIGN	0.3%
Enbridge, Inc., 5.949% to 6/1/23, Series 1 (Canada)[d,e]		2,156	48,186

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2022 (Unaudited)

		Shares	Value
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (Canada)[e]		5,300	$132,500
TC Energy Corp., 3.351% to 11/30/25, Series 11 (Canada)[d,e]		3,054	49,353

			230,039

REAL ESTATE	0.4%
HOTEL	0.1%
Pebblebrook Hotel Trust, 6.375%, Series Gd		4,000	89,000

NET LEASE	0.1%
Spirit Realty Capital, Inc., 6.00%, Series Ad		4,350	107,532

OFFICE	0.2%
Brookfield Property Partners LP, 5.75%, Series Ad		4,462	88,125
Brookfield Property Preferred LP, 6.25%, due 7/26/81		3,000	62,610

			150,735

TOTAL REAL ESTATE			347,267

UTILITIES	0.6%
ELECTRIC—FOREIGN	0.5%
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)[e]		3,707	94,899
Algonquin Power & Utilities Corp., 6.875% to 10/17/23, due 10/17/78 (Canada)[e]		7,210	186,523
Brookfield BRP Holdings Canada, Inc., 4.625% (Canada)[d]		2,618	46,024
Brookfield BRP Holdings Canada, Inc., 4.875% (Canada)[d]		2,422	44,904

			372,350

GAS—DISTRIBUTION	0.1%
NiSource, Inc., 6.50% to 3/15/24, Series Bd,e		3,602	94,265

TOTAL UTILITIES			466,615

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$5,255,045)			4,734,488

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	39.9%
BANKS	9.6%
Ally Financial, Inc., 4.70% to 5/15/26, Series Bd,e		$104,000	90,129
Ally Financial, Inc., 4.70% to 5/15/28, Series Cd,e		260,000	224,461

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2022 (Unaudited)

	Principal Amount	Value
Bank of America Corp., 5.875% to 3/15/28, Series FFd,e	$237,000	$227,176
Bank of America Corp., 6.10% to 3/17/25, Series AAd,e	540,000	546,075
Bank of America Corp., 6.125% to 4/27/27, Series TTd,e	170,000	170,425
Bank of America Corp., 6.25% to 9/5/24, Series Xd,e	589,000	597,717
Bank of America Corp., 6.50% to 10/23/24, Series Zd,e	281,000	287,148
Capital One Financial Corp., 3.95% to 9/1/26, Series Md,e	116,000	100,920
Citigroup, Inc., 3.875% to 2/18/26[d,e]	280,000	253,630
Citigroup, Inc., 4.00% to 12/10/25, Series Wd,e	153,000	139,230
Citigroup, Inc., 4.15% to 11/15/26, Series Yd,e	81,000	71,855
Citigroup, Inc., 5.00% to 9/12/24, Series Ud,e	135,000	128,081
Citigroup, Inc., 5.95% to 5/15/25, Series Pd,e	635,000	621,506
Citigroup, Inc., 6.25% to 8/15/26, Series Td,e	277,000	277,518
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series Fd,e	125,000	128,406
Comerica, Inc., 5.625% to 7/1/25[d,e]	123,000	125,460
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4, 144Aa,d,e	125,000	131,250
Fifth Third Bancorp, 4.50% to 9/30/25, Series Ld,e	74,000	71,959
Goldman Sachs Capital I, 6.345%, due 2/15/34 (TruPS)	69,000	76,798
Goldman Sachs Group, Inc./The, 3.65% to 8/10/26, Series Ud,e	67,000	58,290
Goldman Sachs Group, Inc./The, 4.125% to 11/10/26, Series Vd,e	117,000	105,074
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Qd,e	279,000	280,267
JPMorgan Chase & Co., 3.65% to 6/1/26, Series KKd,e	42,000	37,800
JPMorgan Chase & Co., 4.60% to 2/1/25, Series HHd,e	40,000	37,072
JPMorgan Chase & Co., 5.00% to 8/1/24, Series FFd,e	115,000	109,057
JPMorgan Chase & Co., 6.10% to 10/1/24, Series Xd,e	345,000	345,940
JPMorgan Chase & Co., 6.125% to 4/30/24, Series Ud,e	280,000	282,678
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sd,e	194,000	197,533
PNC Financial Services Group, Inc./The, 3.995% (3 Month US LIBOR + 3.678%), Series O (FRN)[d,f]	96,000	95,691
PNC Financial Services Group, Inc./The, 6.00% to 5/15/27, Series Ud,e	170,000	170,000
Regions Financial Corp., 5.75% to 6/15/25, Series Dd,e	100,000	102,250
SVB Financial Group, 4.00% to 5/15/26, Series Cd,e	210,000	182,899
SVB Financial Group, 4.25% to 11/15/26, Series Dd,e	210,000	182,175
SVB Financial Group, 4.70% to 11/15/31, Series Ed,e	110,000	90,545

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2022 (Unaudited)

		Principal Amount	Value
Truist Financial Corp., 4.95% to 9/1/25, Series Pd,e		$88,000	$88,110
US Bancorp, 3.70% to 1/15/27[d,e]		44,000	37,698
Wells Fargo & Co., 3.90% to 3/15/26, Series BBd,e		503,000	459,277
Wells Fargo & Co., 5.875% to 6/15/25, Series Ud,e		358,000	361,580

			7,493,680

BANKS—FOREIGN	14.0%
Abanca Corp. Bancaria SA, 6.00% to 1/20/26 (Spain)[d,e,g,h]		400,000	400,347
AIB Group PLC, 6.25% to 6/23/25 (Ireland)[d,e,g,h]		200,000	208,403
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75% to 6/15/26, 144A (Australia)[a,d,e,h]		200,000	209,667
Banco Bilbao Vizcaya Argentaria SA, 6.125% to 11/16/27 (Spain)[d,e,h]		200,000	186,250
Banco BPM SpA, 7.00% to 4/12/27 (Italy)[d,e,g,h]		200,000	209,915
Banco de Sabadell SA, 5.75% to 3/15/26 (Spain)[d,e,g,h]		200,000	195,538
Banco Mercantil del Norte SA/Grand Cayman, 6.625% to 1/24/32, 144A (Mexico)[a,d,e,h]		200,000	179,300
Banco Santander SA, 7.50% to 2/8/24 (Spain)[d,e,g,h]		200,000	202,188
Bank of Ireland Group PLC, 7.50% to 5/19/25 (Ireland)[d,e,g,h]		200,000	222,336
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)[d,e]		140,000	137,712
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)[d,e,h]		200,000	196,374
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)[d,e,h]		400,000	413,250
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)[a,d,e,h]		400,000	416,642
Commerzbank AG, 7.00% to 4/9/25 (Germany)[d,e,g,h]		200,000	197,800
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)[a,d,e,h]		200,000	201,350
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)[a,d,e,h]		400,000	411,000
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)[a,d,e,h]		200,000	215,565
Credit Suisse Group AG, 6.25% to 12/18/24, 144A (Switzerland)[a,d,e,h]		200,000	194,600
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)[a,d,e,h]		400,000	377,556
Deutsche Bank AG, 6.75% to 10/30/28 (Germany)[d,e,g,h]		200,000	206,293
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)[d,e,h]		400,000	393,500
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (United Kingdom)[a,d,e]		65,000	95,225
Iccrea Banca SpA, 4.75% to 10/18/26, due 1/18/32, Series EMTN (Italy)[e,g]		200,000	198,214
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)[d,e,h]		200,000	192,167

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2022 (Unaudited)

		Principal Amount	Value
Intesa Sanpaolo SpA, 6.375% to 3/30/28 (Italy)[d,e,g,h]		$200,000	$201,721
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)[a,d,e,h]		200,000	202,000
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)[d,e,h]		400,000	408,748
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)[d,e,h]		400,000	412,040
Macquarie Bank Ltd./London, 6.125% to 3/8/27, 144A (Australia)[a,d,e,h]		200,000	192,767
Nationwide Building Society, 5.75% to 6/20/27 (United Kingdom)[d,e,g,h]		200,000	249,130
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)[d,e,h]		400,000	395,220
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)[d,e,h]		400,000	421,736
Royal Bank of Canada, 4.50% to 10/24/25, due 11/24/80, Series 1 (Canada)[e]		200,000	151,816
Societe Generale SA, 6.75% to 4/6/28, 144A (France)[a,d,e,h]		200,000	191,253
Societe Generale SA, 7.875% to 12/18/23, 144A (France)[a,d,e,h]		400,000	410,362
Societe Generale SA, 8.00% to 9/29/25, 144A (France)[a,d,e,h]		200,000	208,585
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)[a,d,e,h]		400,000	410,304
UBS Group AG, 6.875% to 8/7/25 (Switzerland)[d,e,g,h]		200,000	203,152
UBS Group AG, 7.00% to 2/19/25 (Switzerland)[d,e,g,h]		400,000	409,004
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)[a,d,e,h]		400,000	407,500
UniCredit SpA, 8.00% to 6/3/24 (Italy)[d,e,g,h]		200,000	202,128

			10,938,658

ELECTRIC	1.6%
American Electric Power Co., Inc., 3.875% to 11/15/26, due 2/15/62[e]		101,000	90,558
CenterPoint Energy, Inc., 6.125% to 9/1/23, Series Ad,e		170,000	163,684
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50[e]		65,000	62,563
Dominion Energy, Inc., 4.35% to 1/15/27, Series Cd,e		127,000	116,624
Dominion Energy, Inc., 4.65% to 12/15/24, Series Bd,e		120,000	115,200
Duke Energy Corp., 4.875% to 9/16/24[d,e]		300,000	297,750
NextEra Energy Capital Holdings, Inc., 3.80% to 3/15/27, due 3/15/82[e]		65,000	56,684

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2022 (Unaudited)

		Principal Amount	Value
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-Ae		$143,000	$129,058
Southern Co./The, 4.00% to 10/15/25, due 1/15/51, Series Be		190,000	181,005

			1,213,126

ELECTRIC—FOREIGN	0.8%
Electricite de France SA, 5.00% to 1/22/26, Series EMTN (France)[d,e,g]		200,000	207,258
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)[e]		313,000	318,478
SSE PLC, 4.00% to 1/21/28 (United Kingdom)[d,e,g]		100,000	104,215

			629,951

FINANCIAL	1.6%
CREDIT CARD	0.1%
Discover Financial Services, 6.125% to 6/23/25, Series Dd,e		40,000	40,800

DIVERSIFIED FINANCIAL SERVICES	0.4%
Aircastle Ltd., 5.25% to 6/15/26, 144Aa,d,e		60,000	53,483
Ares Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51, 144Aa,e		165,000	153,622
ILFC E-Capital Trust II, 4.30% (30 Year CMT + 1.80%), due 12/21/65, 144A (FRN) (TruPS)[a,f]		110,000	88,550

			295,655

INVESTMENT BANKER/BROKER	1.1%
Charles Schwab Corp./The, 4.00% to 12/1/30, Series Hd,e		164,000	139,215
Charles Schwab Corp./The, 4.00% to 6/1/26, Series Id,e		470,000	426,760
Charles Schwab Corp./The, 5.00% to 6/1/27[d,e]		49,000	47,332
Charles Schwab Corp./The, 5.375% to 6/1/25, Series Gd,e		252,000	255,168

			868,475

TOTAL FINANCIAL			1,204,930

INSURANCE	6.8%
FINANCE	0.2%
Liberty Mutual Group, Inc., 4.125% to 9/15/26, due 12/15/51, 144Aa,e		138,000	125,448

LIFE/HEALTH INSURANCE	1.1%
Equitable Holdings, Inc., 4.95% to 9/15/25, Series Bd,e		145,000	145,072
MetLife, Inc., 9.25%, due 4/8/38, 144Aa		100,000	123,833

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2022 (Unaudited)

		Principal Amount	Value
MetLife, Inc., 10.75%, due 8/1/69		$100,000	$139,908
SBL Holdings, Inc., 6.50% to 11/13/26, 144Aa,d,e		150,000	132,000
SBL Holdings, Inc., 7.00% to 5/13/25, 144Aa,d,e		140,000	125,825
Voya Financial, Inc., 6.125% to 9/15/23, Series Ad,e		225,000	224,438

			891,076

LIFE/HEALTH INSURANCE—FOREIGN	2.4%
Dai-ichi Life Insurance Co., Ltd./The, 5.10% to 10/28/24, 144A (Japan)[a,d,e]		600,000	613,500
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)[d,e,g]		400,000	411,634
La Mondiale SAM, 5.875% to 1/26/27, due 1/26/47 (France)[e,g]		200,000	202,549
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)[d,e,g,h]		200,000	196,877
Rothesay Life PLC, 4.875% to 4/13/27, Series NC6 (United Kingdom)[d,e,g,h]		200,000	179,754
Rothesay Life PLC, 6.875% to 9/12/28 (United Kingdom)[d,e,g,h]		200,000	257,158

			1,861,472

MULTI-LINE	0.1%
Hartford Financial Services Group, Inc./The, 2.631% (3 Month US LIBOR + 2.125%), due 2/12/67, 144A, Series ICON (FRN)[a,f]		100,000	88,107

MULTI-LINE—FOREIGN	0.2%
AXA SA, 6.379% to 12/14/36, 144A (France)[a,d,e]		100,000	124,184

PROPERTY CASUALTY	1.2%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48[e]		500,000	517,177
Enstar Finance LLC, 5.50% to 1/15/27, due 1/15/42[e]		120,000	111,811
Enstar Finance LLC, 5.75% to 9/1/25, due 9/1/40[e]		130,000	128,105
Markel Corp., 6.00% to 6/1/25[d,e]		180,000	184,275

			941,368

PROPERTY CASUALTY—FOREIGN	1.3%
Athora Netherlands NV, 6.25% to 11/16/22 (Netherlands)[d,e,g]		200,000	200,300
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)[e,g]		200,000	178,900

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2022 (Unaudited)

		Principal Amount	Value
QBE Insurance Group Ltd., 5.875% to 5/12/25, 144A (Australia)[a,d,e]		$400,000	$403,000
QBE Insurance Group Ltd., 7.50% to 11/24/23, due 11/24/43, 144A (Australia)[a,e]		200,000	208,256

			990,456

REINSURANCE	0.3%
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40[e]		55,000	51,225
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51, 144Aa,e		242,000	220,065

			271,290

TOTAL INSURANCE			5,293,401

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.1%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)[e]		110,000	95,218

OIL & GAS—FOREIGN	0.7%
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)[d,e]		235,000	228,960
BP Capital Markets PLC, 4.875% to 3/22/30 (United Kingdom)[d,e]		305,000	293,357

			522,317

PIPELINES	0.4%
Energy Transfer LP, 6.50% to 11/15/26, Series Hd,e		120,000	114,313
Energy Transfer LP, 7.125% to 5/15/30, Series Gd,e		200,000	189,220

			303,533

PIPELINES—FOREIGN	2.2%
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)[e]		315,000	313,425
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)[e]		300,000	301,805
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)[e]		80,000	80,795
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)[e]		283,000	273,449
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)[e]		122,000	118,187
Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (Canada)[e]		175,000	174,912

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2022 (Unaudited)

		Principal Amount	Value
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)[e]		$420,000	$422,029

			1,684,602

REAL ESTATE—RETAIL—FOREIGN	0.7%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)[a,e]		400,000	386,640
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)[a,e]		200,000	191,208

			577,848

UTILITIES	1.4%
ELECTRIC	1.1%
Edison International, 5.00% to 12/15/26, Series Bd,e		222,000	201,492
Edison International, 5.375% to 3/15/26, Series Ad,e		203,000	187,740
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79[e]		55,000	54,119
Sempra Energy, 4.125% to 1/1/27, due 4/1/52[e]		160,000	140,907
Sempra Energy, 4.875% to 10/15/25[d,e]		315,000	311,063

			895,321

ELECTRIC—FOREIGN	0.2%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)[e]		200,000	183,188

GAS—DISTRIBUTION	0.1%
South Jersey Industries, Inc., 5.02%, due 4/15/31		40,000	38,324

TOTAL UTILITIES			1,116,833

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$32,877,485)			31,074,097

		Shares
SHORT-TERM INVESTMENTS	2.4%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.35%[i]		1,892,684	1,892,684

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$1,892,684)			1,892,684

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2022 (Unaudited)

		Value
PURCHASED OPTION CONTRACTS	0.1%
(Premiums paid—$24,282)		$95,839

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$75,444,926)	98.8%	77,065,082
WRITTEN OPTION CONTRACTS
(Premiums received—$66,286)	(0.2)	(133,720)
OTHER ASSETS IN EXCESS OF LIABILITIES	1.4	1,070,163

NET ASSETS	100.0%	$78,001,525

Over-The-Counter Option Contracts

Purchased Options

Interest Rate Swaptions

Description	Counterparty	Exercise Rate	Expiration Date	Notional Amount[j]	Premiums Paid	Value
Option to receive USD-SOFR-OIS Annually, Pay 2.00% Annually, maturing 8/29/32	Goldman Sachs International	2.00%	8/25/22	$1,352,000	$24,282	$95,839

Written Options

Interest Rate Swaptions

Description	Counterparty	Exercise Rate	Expiration Date	Notional Amount[j]	Premiums Received	Value
Option to pay USD-SOFR-OIS Annually, Receive 2.30% Annually, maturing 8/29/32	Goldman Sachs International	2.30%	8/25/22	$(1,352,000)	$(13,114)	$(66,900)

Equity Options

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[k]	Premiums Received	Value
Call—Aena SME SA	Goldman Sachs International	$161.835	5/20/22	(414)	$(59,529)	$(1,071)	$(15)
Call—Agnico Eagle Mines Ltd.	Goldman Sachs International	88.552	5/20/22	(2,561)	(149,077)	(2,646)	(377)
Call—American Water Works Co., Inc.	Goldman Sachs International	166.763	5/20/22	(707)	(108,935)	(1,997)	(526)
Call—Atlantia SpA	Goldman Sachs International	19.326	5/20/22	(1,584)	(38,150)	(468)	(5,854)

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2022 (Unaudited)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[k]	Premiums Received	Value
Call—BHP Group Ltd.	Goldman Sachs International	$28.735	5/20/22	(4,347)	$(148,952)	$(2,519)	$(2,259)
Call—Bunge Ltd.	Goldman Sachs International	115.408	5/20/22	(933)	(105,541)	(1,568)	(2,597)
Call—Cellnex Telecom SA	Goldman Sachs International	48.239	5/20/22	(3,193)	(150,098)	(2,296)	(728)
Call—Centerpoint Energy, Inc.	Goldman Sachs International	30.009	5/20/22	(2,407)	(73,678)	(1,324)	(2,545)
Call—Cheniere Energy, Inc.	Goldman Sachs International	148.632	5/20/22	(1,688)	(229,247)	(3,759)	(2,722)
Call—Digital Realty Trust, Inc.	Goldman Sachs International	148.767	5/20/22	(923)	(134,869)	(1,751)	(2,644)
Call—Equinix, Inc.	Goldman Sachs International	789.125	5/20/22	(16)	(11,505)	(120)	(19)
Call—Host Hotels & Resorts, Inc.	Goldman Sachs International	21.381	5/20/22	(1,101)	(22,405)	(187)	(477)
Call—Hydro One Ltd.	Goldman Sachs International	32.729	5/20/22	(2,341)	(63,288)	(1,189)	(3,942)
Call—Lamar Advertising Co.	Goldman Sachs International	125.427	5/20/22	(268)	(29,590)	(335)	(63)
Call—Mid-America Apartment Communities, Inc.	Goldman Sachs International	220.148	5/20/22	(71)	(13,964)	(167)	(18)
Call—National Grid PLC	Goldman Sachs International	11.658	5/20/22	(7,133)	(107,095)	(2,097)	(3,980)
Call—Oneok, Inc.	Goldman Sachs International	71.585	5/20/22	(2,808)	(177,831)	(3,307)	(525)
Call—Pembina Pipeline Corp.	Goldman Sachs International	46.999	5/20/22	(2,159)	(81,695)	(1,434)	(4,035)
Call—Prologis, Inc.	Goldman Sachs International	172.476	5/20/22	(580)	(92,968)	(1,129)	(240)
Call—Public Storage	Goldman Sachs International	390.988	5/20/22	(512)	(190,208)	(2,344)	(2,291)
Call—Sempra Energy	Goldman Sachs International	158.885	5/20/22	(1,796)	(289,803)	(5,729)	(10,195)
Call—Suncor Energy, Inc.	Goldman Sachs International	44.019	5/20/22	(4,087)	(146,918)	(1,860)	(10,639)
Call—Targa Resources Corp.	Goldman Sachs International	78.202	5/20/22	(4,308)	(316,250)	(5,114)	(5,860)
Call—UDR, Inc.	Goldman Sachs International	60.787	5/20/22	(1,163)	(61,883)	(787)	(39)
Call—Ventas, Inc.	Goldman Sachs International	64.531	5/20/22	(1,006)	(55,883)	(653)	(83)
Call—Vinci SA	Goldman Sachs International	98.858	5/20/22	(2,372)	(232,317)	(3,957)	(1,123)

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2022 (Unaudited)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[k]	Premiums Received	Value
Call—Waste Management, Inc.	Goldman Sachs International	$160.385	5/20/22	(346)	$(56,896)	$(1,090)	$(2,460)
Call—Welltower, Inc.	Goldman Sachs International	98.717	5/20/22	(1,911)	(173,538)	(2,274)	(564)
				(52,735)	$(3,322,113)	$(53,172)	$(66,820)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	CAD	270,042	USD	216,305	5/3/2022	$6,100
Brown Brothers Harriman	EUR	100,179	USD	107,987	5/3/2022	2,303
Brown Brothers Harriman	EUR	191,748	USD	208,556	5/3/2022	6,271
Brown Brothers Harriman	EUR	191,234	USD	208,127	5/3/2022	6,385
Brown Brothers Harriman	EUR	222,377	USD	248,305	5/3/2022	13,709
Brown Brothers Harriman	EUR	1,202,430	USD	1,332,966	5/3/2022	64,462
Brown Brothers Harriman	USD	210,915	CAD	270,042	5/3/2022	(709)
Brown Brothers Harriman	USD	2,010,311	EUR	1,907,968	5/3/2022	2,500
Brown Brothers Harriman	GBP	618,648	USD	812,724	5/4/2022	34,805
Brown Brothers Harriman	USD	262,796	GBP	200,748	5/4/2022	(10,366)
Brown Brothers Harriman	USD	525,208	GBP	417,900	5/4/2022	280
Brown Brothers Harriman	CAD	261,861	USD	204,512	6/2/2022	680
Brown Brothers Harriman	EUR	1,911,373	USD	2,016,288	6/2/2022	(2,660)
Brown Brothers Harriman	EUR	160,853	USD	169,070	6/2/2022	(836)
Brown Brothers Harriman	GBP	408,776	USD	513,692	6/6/2022	(313)
						$122,611

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2022 (Unaudited)

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
CMT	Constant Maturity Treasury
EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
MLP	Master Limited Partnership
OIS	Overnight Indexed Swap
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

[a]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $8,765,196 which represents 11.2% of the net assets of the Fund, of which 0.0% are illiquid.

[b]	Non-income producing security.
[c]	Stapled security. A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
[d]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[e]	Security converts to floating rate after the indicated fixed-rate coupon period.
[f]	Variable rate. Rate shown is in effect at April 30, 2022.
[g]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $5,244,814 which represents 6.7% of the net assets of the Fund, of which 0.0% are illiquid.

[h]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $10,989,480 or 14.1% of the net assets of the Fund.

[i]	Rate quoted represents the annualized seven-day yield.
[j]	Represents the notional amount of the underlying swap contract.
[k]	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2022 (Unaudited)

Country Summary	% of Net Assets
United States	49.9
Canada	11.5
United Kingdom	8.4
France	5.4
Australia	4.3
Japan	2.9
Spain	2.7
Switzerland	2.0
Italy	2.0
Germany	1.8
China	0.9
Hong Kong	0.8
Singapore	0.6
Netherlands	0.6
South Africa	0.6
Ireland	0.6
Other (includes short-term investments)	5.0

100.0

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2022 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$75,444,926)	$77,065,082
Foreign currency, at value (Identified cost—$187,981)	186,224
Receivable for:
Investment securities sold	809,663
Dividends and interest	491,465
Fund shares sold	90,958
Unrealized appreciation on forward foreign currency exchange contracts	137,495
Due from investment advisor	118
Other assets	890

Total Assets	78,781,895

LIABILITIES:
Written option contracts, at value (Premiums received—$66,286)	133,720
Unrealized depreciation on forward foreign currency exchange contracts	14,884
Payable for:
Investment securities purchased	335,836
Fund shares redeemed	79,612
Dividends declared	19,960
Shareholder servicing fees	12,598
Administration fees	1,319
Distribution fees	630
Other liabilities	181,811

Total Liabilities	780,370

NET ASSETS	$78,001,525

NET ASSETS consist of:
Paid-in capital	$83,609,466
Total distributable earnings/(accumulated loss)	(5,607,941)

$78,001,525

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

April 30, 2022 (Unaudited)

CLASS A SHARES:
NET ASSETS	$15,269,019
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,318,909

Net asset value and redemption price per share	$11.58

Maximum offering price per share ($11.58 ÷ 0.955)[a]	$12.13

CLASS C SHARES:
NET ASSETS	$4,917,397
Shares issued and outstanding ($0.001 par value common stock outstanding)	428,224

Net asset value and offering price per share[b]	$11.48

CLASS I SHARES:
NET ASSETS	$57,630,792
Shares issued and outstanding ($0.001 par value common stock outstanding)	4,963,596

Net asset value, offering and redemption price per share	$11.61

CLASS R SHARES:
NET ASSETS	$100,794
Shares issued and outstanding ($0.001 par value common stock outstanding)	8,691

Net asset value, offering and redemption price per share	$11.60

CLASS Z SHARES:
NET ASSETS	$83,523
Shares issued and outstanding ($0.001 par value common stock outstanding)	7,194

Net asset value, offering and redemption price per share	$11.61

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended April 30, 2022 (Unaudited)

Investment Income:
Interest income	$712,827
Dividend income (net of $34,847 of foreign withholding tax)	639,858

Total Investment Income	1,352,685

Expenses:
Investment advisory fees	271,758
Professional fees	91,085
Registration and filing fees	41,396
Administration fees	41,353
Distribution fees—Class A	19,356
Distribution fees—Class C	18,693
Distribution fees—Class R	256
Shareholder servicing fees—Class A	7,742
Shareholder servicing fees—Class C	6,231
Shareholder servicing fees—Class I	19,085
Custodian fees and expenses	21,806
Shareholder reporting expenses	20,744
Transfer agent fees and expenses	4,772
Directors’ fees and expenses	1,546
Miscellaneous	8,058

Total Expenses	573,881
Reduction of Expenses (See Note 2)	(269,256)

Net Expenses	304,625

Net Investment Income (Loss)	1,048,060

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	1,474,759
Written option contracts	(15,194)
Forward foreign currency exchange contracts	115,099
Foreign currency transactions	(15,702)

Net realized gain (loss)	1,558,962

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(5,011,735)
Written option contracts	(46,798)
Forward foreign currency exchange contracts	136,811
Foreign currency translations	(3,750)

Net change in unrealized appreciation (depreciation)	(4,925,472)

Net Realized and Unrealized Gain (Loss)	(3,366,510)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,318,450)

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended April 30, 2022	For the Year Ended October 31, 2021
Change in Net Assets:
From Operations:
Net investment income (loss)	$1,048,060	$1,853,525
Net realized gain (loss)	1,558,962	10,721,631
Net change in unrealized appreciation (depreciation)	(4,925,472)	7,488,649

Net increase (decrease) in net assets resulting from operations	(2,318,450)	20,063,805

Distributions to Shareholders:
Class A	(274,069)	(526,899)
Class C	(72,935)	(141,126)
Class I	(1,106,551)	(1,684,089)
Class R	(1,735)	(2,872)
Class Z	(1,772)	(2,724)
Tax Return of Capital to Shareholders:
Class A	—	(185,836)
Class C	—	(62,324)
Class I	—	(543,643)
Class R	—	(1,066)
Class Z	—	(1,117)

Total distributions	(1,457,062)	(3,151,696)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	3,593,241	(8,213,196)

Total increase (decrease) in net assets	(182,271)	8,698,913
Net Assets:
Beginning of period	78,183,796	69,484,883

End of period	$78,001,525	$78,183,796

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Six Months Ended April 30, 2022	For the Year Ended October 31,		For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Per Share Operating Data:		2021	2020		2019	2018	2017
Net asset value, beginning of period	$12.15	$9.54	$11.85	$13.33	$15.16	$15.50	$13.30

Income (loss) from investment operations:

Net investment income (loss)[b]	0.15	0.28	0.29	0.17	0.17	0.17	0.18
Net realized and unrealized gain (loss)	(0.51)	2.82	(2.02)	0.59	0.15	1.42	3.56

Total from investment operations	(0.36)	3.10	(1.73)	0.76	0.32	1.59	3.74

Less dividends and distributions to shareholders from:

Net investment income	(0.21)	(0.36)	(0.38)	(0.23)	(0.17)	(0.17)	(0.18)
Net realized gain	—	—	—	(2.01)	(1.98)	(1.76)	(1.36)
Tax return of capital	—	(0.13)	(0.20)	—	—	—	—

Total dividends and distributions to shareholders	(0.21)	(0.49)	(0.58)	(2.24)	(2.15)	(1.93)	(1.54)

Net increase (decrease) in net asset value	(0.57)	2.61	(2.31)	(1.48)	(1.83)	(0.34)	2.20

Net asset value, end of period	$11.58	$12.15	$9.54	$11.85	$13.33	$15.16	$15.50

Total return[c,d]	–2.99%[e]	32.91%	–14.74%	5.90%[e]	2.59%	10.81%	28.76%

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class A
	For the Six Months Ended April 30, 2022	For the Year Ended October 31,		For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Ratios/Supplemental Data:		2021	2020		2019	2018	2017

Net assets, end of period (in millions)	$15.3	$16.2	$16.2	$21.1	$19.8	$18.5	$19.6

Ratios to average daily net assets:

Expenses (before expense reduction)	1.64%[f]	1.66%	1.67%	1.79%[g]	1.40%	1.25%	1.31%

Expenses (net of expense reduction)	1.00%[f]	1.00%	1.00%	1.00%[g]	1.00%	1.00%	1.00%

Net investment income (loss) (before expense reduction)	1.85%[f]	1.74%	2.15%	1.27%[g]	0.80%	0.85%	0.92%

Net investment income (loss) (net of expense reduction)	2.49%[f]	2.40%	2.82%	2.06%[g]	1.20%	1.10%	1.23%

Portfolio turnover rate	45%[e]	138%	143%	178%[e]	158%	102%	70%

[a]	The Fund has changed its fiscal year end from February 28 to October 31.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Does not reflect sales charges, which would reduce return.
[e]	Not annualized.
[f]	Annualized.
[g]	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non-recurring expenses incurred by the Fund are not annualized for periods less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended April 30, 2022	For the Year Ended October 31,		For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Per Share Operating Data:		2021	2020		2019	2018	2017
Net asset value, beginning of period	$12.05	$9.47	$11.76	$13.22	$15.04	$15.38	$13.20

Income (loss) from investment operations:

Net investment income (loss)[b]	0.11	0.20	0.23	0.11	0.07	0.07	0.09
Net realized and unrealized gain (loss)	(0.51)	2.79	(2.01)	0.59	0.15	1.41	3.53

Total from investment operations	(0.40)	2.99	(1.78)	0.70	0.22	1.48	3.62

Less dividends and distributions to shareholders from:

Net investment income	(0.17)	(0.28)	(0.31)	(0.15)	(0.06)	(0.06)	(0.08)
Net realized gain	—	—	—	(2.01)	(1.98)	(1.76)	(1.36)
Tax return of capital	—	(0.13)	(0.20)	—	—	—	—

Total dividends and distributions to shareholders	(0.17)	(0.41)	(0.51)	(2.16)	(2.04)	(1.82)	(1.44)

Net increase (decrease) in net asset value	(0.57)	2.58	(2.29)	(1.46)	(1.82)	(0.34)	2.18

Net asset value, end of period	$11.48	$12.05	$9.47	$11.76	$13.22	$15.04	$15.38

Total return[c,d]	–3.33%[e]	31.96%	–15.25%	5.39%[e]	1.95%	10.11%	27.97%

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended April 30, 2022	For the Year Ended October 31,		For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Ratios/Supplemental Data:		2021	2020		2019	2018	2017

Net assets, end of period (in millions)	$4.9	$5.1	$5.6	$6.6	$12.6	$18.1	$26.7

Ratios to average daily net assets:

Expenses (before expense reduction)	2.29%[f]	2.31%	2.32%	2.44%[g]	2.05%	1.90%	1.96%

Expenses (net of expense reduction)	1.65%[f]	1.65%	1.65%	1.65%[g]	1.65%	1.65%	1.65%

Net investment income (loss) (before expense reduction)	1.18%[f]	1.10%	1.52%	0.52%[g]	0.13%	0.18%	0.27%

Net investment income (loss) (net of expense reduction)	1.82%[f]	1.76%	2.19%	1.31%[g]	0.53%	0.43%	0.58%

Portfolio turnover rate	45%[e]	138%	143%	178%[e]	158%	102%	70%

[a]	The Fund has changed its fiscal year end from February 28 to October 31.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Does not reflect sales charges, which would reduce return.
[e]	Not annualized.
[f]	Annualized.
[g]	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non-recurring expenses incurred by the Fund are not annualized for periods less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended April 30, 2022	For the Year Ended October 31,		For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Per Share Operating Data:		2021	2020		2019	2018	2017
Net asset value, beginning of period	$12.18	$9.57	$11.88	$13.36	$15.19	$15.53	$13.32

Income (loss) from investment operations:

Net investment income (loss)[b]	0.17	0.31	0.33	0.20	0.22	0.22	0.23
Net realized and unrealized gain (loss)	(0.51)	2.83	(2.02)	0.60	0.15	1.42	3.57

Total from investment operations	(0.34)	3.14	(1.69)	0.80	0.37	1.64	3.80

Less dividends and distributions to shareholders from:

Net investment income	(0.23)	(0.40)	(0.42)	(0.27)	(0.22)	(0.22)	(0.23)
Net realized gain	—	—	—	(2.01)	(1.98)	(1.76)	(1.36)
Tax return of capital	—	(0.13)	(0.20)	—	—	—	—

Total dividends and distributions to shareholders	(0.23)	(0.53)	(0.62)	(2.28)	(2.20)	(1.98)	(1.59)

Net increase (decrease) in net asset value	(0.57)	2.61	(2.31)	(1.48)	(1.83)	(0.34)	2.21

Net asset value, end of period	$11.61	$12.18	$9.57	$11.88	$13.36	$15.19	$15.53

Total return[c]	–2.81%[d]	33.27%	–14.41%	6.18%[d]	2.96%	11.18%	29.24%

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended April 30, 2022	For the Year Ended October 31,		For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Ratios/Supplemental Data:		2021	2020		2019	2018	2017

Net assets, end of period (in millions)	$57.6	$56.7	$47.6	$40.2	$28.0	$57.8	$143.5

Ratios to average daily net assets:

Expenses (before expense reduction)	1.36%[e]	1.38%	1.38%	1.51%[f]	1.09%	0.96%	1.01%

Expenses (net of expense reduction)	0.65%[e]	0.65%	0.65%	0.65%[f]	0.65%	0.65%	0.65%

Net investment income (loss) (before expense reduction)	2.12%[e]	1.99%	2.47%	1.64%[f]	1.09%	1.11%	1.23%

Net investment income (loss) (net of expense reduction)	2.83%[e]	2.72%	3.20%	2.50%[f]	1.53%	1.42%	1.59%

Portfolio turnover rate	45%[d]	138%	143%	178%[d]	158%	102%	70%

[a]	The Fund has changed its fiscal year end from February 28 to October 31.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]	Annualized.
[f]	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non-recurring expenses incurred by the Fund are not annualized for periods less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
	For the Six Months Ended April 30, 2022	For the Year Ended October 31,		For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Per Share Operating Data:		2021	2020		2019	2018	2017
Net asset value, beginning of period	$12.17	$9.56	$11.87	$13.34	$15.17	$15.51	$13.31

Income (loss) from investment operations:

Net investment income (loss)[b]	0.14	0.26	0.28	0.16	0.15	0.15	0.15
Net realized and unrealized gain (loss)	(0.51)	2.82	(2.02)	0.59	0.14	1.41	3.57

Total from investment operations	(0.37)	3.08	(1.74)	0.75	0.29	1.56	3.72

Less dividends and distributions to shareholders from:

Net investment income	(0.20)	(0.34)	(0.37)	(0.21)	(0.14)	(0.14)	(0.16)
Net realized gain	—	—	—	(2.01)	(1.98)	(1.76)	(1.36)
Tax return of capital	—	(0.13)	(0.20)	—	—	—	—

Total dividends and distributions to shareholders	(0.20)	(0.47)	(0.57)	(2.22)	(2.12)	(1.90)	(1.52)

Net increase (decrease) in net asset value	(0.57)	2.61	(2.31)	(1.47)	(1.83)	(0.34)	2.20

Net asset value, end of period	$11.60	$12.17	$9.56	$11.87	$13.34	$15.17	$15.51

Total return[c]	–3.06%[d]	32.64%	–14.85%	5.81%[d]	2.43%	10.63%	28.61%

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
	For the Six Months Ended April 30, 2022	For the Year Ended October 31,		For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Ratios/Supplemental Data:		2021	2020		2019	2018	2017

Net assets, end of period (in 000s)	$100.8	$104.1	$78.7	$82.9	$96.9	$90.4	$64.8

Ratios to average daily net assets:

Expenses (before expense reduction)	1.79%[e]	1.81%	1.82%	1.94%[f]	1.55%	1.40%	1.46%

Expenses (net of expense reduction)	1.15%[e]	1.15%	1.15%	1.15%[f]	1.15%	1.15%	1.15%

Net investment income (loss) (before expense reduction)	1.69%[e]	1.56%	2.00%	1.11%[f]	0.67%	0.70%	0.71%

Net investment income (loss) (net of expense reduction)	2.33%[e]	2.22%	2.67%	1.90%[f]	1.07%	0.95%	1.02%

Portfolio turnover rate	45%[d]	138%	143%	178%[d]	158%	102%	70%

[a]	The Fund has changed its fiscal year end from February 28 to October 31.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]	Annualized.
[f]	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non-recurring expenses incurred by the Fund are not annualized for periods less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class Z
	For the Six Months Ended April 30, 2022	For the Year Ended October 31,		For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Per Share Operating Data:		2021	2020		2019	2018	2017
Net asset value, beginning of period	$12.18	$9.57	$11.88	$13.36	$15.19	$15.53	$13.32

Income (loss) from investment operations:

Net investment income (loss)[b]	0.17	0.28	0.41	0.20	0.22	0.22	0.23
Net realized and unrealized gain (loss)	(0.51)	2.86	(2.10)	0.60	0.15	1.42	3.57

Total from investment operations	(0.34)	3.14	(1.69)	0.80	0.37	1.64	3.80

Less dividends and distributions to shareholders from:

Net investment income	(0.23)	(0.40)	(0.42)	(0.27)	(0.22)	(0.22)	(0.23)
Net realized gain	—	—	—	(2.01)	(1.98)	(1.76)	(1.36)
Tax return of capital	—	(0.13)	(0.20)	—	—	—	—

Total dividends and distributions to shareholders	(0.23)	(0.53)	(0.62)	(2.28)	(2.20)	(1.98)	(1.59)

Net increase (decrease) in net asset value	(0.57)	2.61	(2.31)	(1.48)	(1.83)	(0.34)	2.21

Net asset value, end of period	$11.61	$12.18	$9.57	$11.88	$13.36	$15.19	$15.53

Total return[c]	–2.81%[d]	33.27%	–14.41%	6.17%[d]	2.96%	11.18%	29.24%

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class Z
	For the Six Months Ended April 30, 2022	For the Year Ended October 31,		For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Ratios/Supplemental Data:		2021	2020		2019	2018	2017

Net assets, end of period (in 000s)	$83.5	$96.3	$21.2	$7.2	$8.1	$9.2	$9.4

Ratios to average daily net assets:

Expenses (before expense reduction)	1.29%[e]	1.31%	1.32%	1.44%[f]	1.05%	0.90%	0.96%

Expenses (net of expense reduction)	0.65%[e]	0.65%	0.65%	0.65%[f]	0.65%	0.65%	0.65%

Net investment income (loss) (before expense reduction)	2.20%[e]	1.88%	3.25%	1.62%[f]	1.14%	1.18%	1.27%

Net investment income (loss) (net of expense reduction)	2.84%[e]	2.54%	3.92%	2.41%[f]	1.54%	1.43%	1.58%

Portfolio turnover rate	45%[d]	138%	143%	178%[d]	158%	102%	70%

[a]	The Fund has changed its fiscal year end from February 28 to October 31.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]	Annualized.
[f]	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non-recurring expenses incurred by the Fund are not annualized for periods less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Alternative Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on November 8, 2004 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The investment objectives of the Fund are to seek a high level of current income and capital appreciation. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares are currently not available for purchase.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of April 30, 2022 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Closed-End Funds	$1,011,898	$1,011,898	$—	$—
Common Stock:
Airports—Foreign	458,234	—	458,234	—
Communications	5,129,720	4,330,238	799,482	—
Electric—Foreign	1,168,356	238,013	930,343	—
Energy	1,526,334	945,882	580,452	—
Infrastructure—Foreign	148,832	—	148,832	—
Marine Ports—Foreign	554,223	213,772	340,451	—
Materials	2,033,057	896,429	1,136,628	—
Railways—Foreign	542,725	—	542,725	—
Real Estate	11,685,941	7,551,442	4,134,499	—
Toll Roads—Foreign	1,607,569	—	1,607,569	—
Utilities	4,303,707	3,519,747	783,960	—
Other	8,925,883	8,925,883	—	—
Master Limited Partnerships and Related Companies	171,495	171,495	—	—
Preferred Securities— $25 Par Value	4,734,488	4,734,488	—	—

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities—Capital Securities	$31,074,097	$—	$31,074,097	$—
Short-Term Investments	1,892,684	—	1,892,684	—
Purchased Option Contracts	95,839	—	95,839	—

Total Investments in Securities[a]	$77,065,082	$32,539,287	$44,525,795	$—

Forward Foreign Currency Exchange Contracts	$137,495	$—	$137,495	$—

Total Derivative Assets[a]	$137,495	$—	$137,495	$—

Forward Foreign Currency Exchange Contracts	$(14,884)	$—	$(14,884)	$—
Written Option Contracts	(133,720)	—	(133,720)	—

Total Derivative Liabilities[a]	$(148,604)	$—	$(148,604)	$—

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Master Limited Partnerships: Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the Code), and whose interest or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes and unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in securities.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gain/loss included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Interest Rate Swaption Contracts: The Fund may write or purchase interest rate swaptions, which are options to enter into a pre-defined swap agreement at a specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises the swaption. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

differ from GAAP. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended April 30, 2022, the investment advisor considers it likely that a portion of the dividends will be classified as a tax return of capital upon the final determination of the Fund’s taxable income after October 31, 2022, the Fund’s fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of April 30, 2022, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at an annual rate of 0.70% of the average daily net assets of the Fund.

For the six months ended April 30, 2022 and through June 30, 2023, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses), do not exceed 1.00% for Class A shares, 1.65% for Class C shares, 0.65% for Class I shares, 1.15% for Class R shares and 0.65% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Board of Directors of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

the investment advisor. For the six months ended April 30, 2022, fees waived and/or expenses reimbursed totaled $269,256.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund’s investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily net assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the average daily net assets of the Fund. For the six months ended April 30, 2022, the Fund incurred $7,764 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the six months ended April 30, 2022, the Fund has been advised that the distributor received $2,763, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

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Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $208 for the six months ended April 30, 2022.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended April 30, 2022, totaled $36,607,132 and $34,025,885, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at April 30, 2022 and the effect of derivatives held during the six months ended April 30, 2022, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Risk:
Written Option Contracts—Over-the-Counter	—	$—	Written option contracts, at value	$66,820
Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts[a]	Unrealized appreciation	137,495	Unrealized depreciation	14,884
Interest Rate Risk:
Purchased Option Contracts—Over-the-Counter	Investments in securities, at value	95,839	—	—
Written Option Contracts—Over-the-Counter	—	—	Written option contracts, at value	66,900

[a]	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.

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Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	$2,209	$6,520
Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	115,099	136,811
Interest Rate Risk:
Purchased Option Contracts[a]	Net Realized and Unrealized Gain (Loss)	(34,180)	68,867
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	(17,403)	(53,318)

[a]	Purchased options are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

At April 30, 2022, the Fund’s derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Equity Risk:
Written Option Contracts	$—	$66,820
Interest Rate Risk:
Purchased Option Contracts[a]	95,839	—
Written Option Contracts	—	66,900

[a]	Purchased options are included in investments in securities, at value on the Statement of Assets & Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Fund, if any, as of April 30, 2022:

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivative Available for Offset	Collateral Received[a]	Net Amount of Derivative Assets[b]
Goldman Sachs International	$95,839	$(95,839)	$—	$—

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Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[a]	Net Amount of Derivative Liabilities[b]
Goldman Sachs International	$133,720	$(95,839)	$—	$37,881

[a]	Collateral received or pledged is limited to the net derivative asset or net derivative liability amounts. Actual collateral amounts received or pledged may be higher than amounts above.
[b]	Net amount represents the net receivable from the counterparty or net payable due to the counterparty in the event of default.

The following summarizes the volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the six months ended April 30, 2022:

	Purchased Option Contracts[a]	Written Option Contracts[a]	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$1,342,786	$4,942,138	$3,299,153

[a]

Notional amount for swaption contracts represents the notional amount of the underlying swap contract. Notional amount for all other option contracts is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

Note 5. Income Tax Information

As of April 30, 2022, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$75,444,926

Gross unrealized appreciation on investments	$5,212,268
Gross unrealized depreciation on investments	(3,536,935)

Net unrealized appreciation (depreciation) on investments	$1,675,333

As of October 31, 2021, the Fund has a net capital loss carryforward of $7,716,274 which may be used to offset future capital gains. These losses are a long-term capital loss carryforward of $727,337 and short-term capital loss carryforward of $6,988,937, which under current federal income tax rules, may offset capital gains recognized in any future period.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 6. Capital Stock

The Fund is authorized to issue 400 million shares of capital stock, at a par value of $0.001 per share, classified in six classes as follows: 50 million of Class A capital stock, 50 million of Class C capital stock, 50 million of Class F capital stock, 150 million of Class I capital stock, 50 million of Class R capital stock and 50 million of Class Z capital stock. Class F shares are currently not available for purchase. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. With the exception of Class C shares held through certain intermediaries, Class C shares will automatically convert into Class A shares on a monthly basis approximately eight years after the original date of purchase. Transactions in Fund shares were as follows:

	For the Six Months Ended April 30, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class A:
Sold	94,458	$1,126,807	317,115	$3,689,412
Issued as reinvestment of dividends and distributions	15,032	178,260	41,353	469,964
Redeemed	(122,468)	(1,470,385)	(723,865)	(8,240,001)

Net increase (decrease)	(12,978)	$(165,318)	(365,397)	$(4,080,625)

Class C:
Sold	51,688	$613,439	25,776	$295,228
Issued as reinvestment of dividends and distributions	6,149	72,332	17,961	201,529
Redeemed	(54,769)	(643,985)	(213,450)	(2,395,257)

Net increase (decrease)	3,068	$41,786	(169,713)	$(1,898,500)

Class I:
Sold	627,328	$7,531,261	1,622,345	$18,572,512
Issued as reinvestment of dividends and distributions	90,964	1,081,811	189,581	2,172,571
Redeemed	(407,287)	(4,889,407)	(2,128,300)	(23,032,225)

Net increase (decrease)	311,005	$3,723,665	(316,374)	$(2,287,142)

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	For the Six Months Ended April 30, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount

Class R:
Sold	—	$—	—	$—
Issued as reinvestment of dividends and distributions	136	1,614	320	3,654
Redeemed	—	—	—	—

Net increase (decrease)	136	$1,614	320	$3,654

Class Z:
Sold	—	$—	67,859	$711,381
Issued as reinvestment of dividends and distributions	137	1,632	307	3,523
Redeemed	(847)	(10,138)	(62,477)	(665,487)

Net increase (decrease)	(710)	$(8,506)	5,689	$49,417

Note 7. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be

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the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security under such circumstances. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment-grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or government regulation. Omitted distributions are typically non-cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Fund.

Below-Investment-Grade Securities Risk: Below investment grade securities generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. It is reasonable to expect that any adverse economic condition could disrupt the market for below investment grade securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the Fund to meet redemption requests within required time periods. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies.

Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Real Estate Market Risk: Since the Fund invests in companies engaged in the real estate industry, an investment in the Fund may be linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

MLP Investment Risk: An investment in MLPs involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of equity securities issued by MLPs have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of such equity securities have more limited control and limited rights to vote on matters affecting the partnership. MLPs may have additional expenses, as some MLPs pay incentive distribution fees to their general partners. Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

MLPs may have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indexes which presents unique investment risks. MLPs and other small capitalization companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs and other small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. MLPs and other smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. The value of MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If MLPs were subject to U.S. federal income taxation as a corporation, the MLPs would be required to pay U.S. federal income tax on their taxable income which would have the effect of reducing the amount of cash available for distribution to the MLP unitholders. This would also cause any such distributions received by the Fund to be taxed as dividend income to

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

the extent of the MLP’s current or accumulated earnings and profits. As a result, after-tax returns could be reduced, which could cause a decline in the value of MLPs.

Energy Sector Risk: The Fund is subject to more risks related to the energy sector than if the Fund were more broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. In addition, there are several specific risks associated with investments in the energy sector, including the following: Commodity Price Risk, Depletion Risk, Supply and Demand Risk, Regulatory Risk, Acquisition Risk, Weather Risks, Exploration Risk, Catastrophic Event Risk, Interest Rate Transaction Risk, Affiliated Party Risk and Limited Partner Risk and Risks of Subordinated MLP Units. MLPs which invest in the energy industry may be highly volatile due to significant fluctuation in the prices of energy commodities as well as political and regulatory developments.

Interest Rate Risk to MLPs and Related Companies: Rising interest rates could increase the cost of capital thereby increasing operating costs and reducing the ability of MLPs and other entities operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other entities operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and other entities operating in the energy sector as the yields on alternative investments increase. These risks may be greater in the current market environment because certain interest rates are at historically low levels.

Infrastructure Companies Risk: Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure and utilities assets.

Natural Resources Risk: The Fund’s investments in securities of natural resource companies involve risks. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in natural resource companies, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources.

Renewable Companies Risk: Renewable companies may be subject to a variety of factors that may adversely affect their business or operations, including costs and losses associated with environmental and other regulations and enforcement policies or changes thereto, obsolescence of its existing offerings, the effects of economic slowdown, short production cycles, increased competition from other providers of services, the effects of energy conservation policies and other factors.

Because many renewable companies may be concentrated in a particular industry or industry sector (for example, the energy sector), they are subject to risks associated with such industry or sector. Renewable energy companies may be more volatile than companies operating in more established industries. Renewable energy companies and other companies operating in the renewable energy group of industries are subject to specific risks, including, among others: fluctuations in commodity prices and/or interest rates; the success of research or exploration projects, changes in governmental or environmental regulation; reduced availability of renewable energy sources or other commodities for transporting, processing, storing or delivering resources; slowdowns in new construction; seasonal weather conditions, extreme weather or other natural disasters; and threats of attack by terrorists on certain clean energy assets. Additionally, the industry also can be significantly affected by the supply of and demand for specific products or services, including the supply of and demand and price of traditional energy sources (e.g., oil and gas).

Digital Infrastructure Companies Risk: Digital Infrastructure Companies are affected by supply and demand factors, such as changes in demand for communications infrastructure, consolidation of tower sites, and new technologies. Digital Infrastructure Companies are particularly affected by changes in demand for wireless infrastructure and wireless connectivity. Such demand is affected by numerous factors including, but not limited to, consumer demand for wireless connectivity; availability or capacity of wireless infrastructure or associated land interests; location of wireless infrastructure; financial condition of customers; increased use of network sharing, roaming, joint development, or resale agreements by customers; mergers or consolidations by and among customers; governmental regulations, including local or state restrictions on the proliferation of wireless infrastructure; and technological changes, including obsolescence of its offerings or decommissioning of certain existing wireless networks. Digital Infrastructure Companies are subject to risks relating to disruption of service caused by, among others, hardware, software or internal system failures or malfunctions, security breaches, interruptions or delays in service by third-parties on which they rely, natural disasters, supplier outages, or power surges. Such disruptions can lead to significant downtime, data loss, reputational harm and associated expenses and losses from which such company may not be able to recover. Digital Infrastructure Companies may be subject to other risks including, but not limited to, water supply and climate risk and data security risk. The digital infrastructure industry is rapidly growing, highly competitive and requires Digital Infrastructure Companies to invest significant amounts of research, software and product development. Such investments may not generate returns and may

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

cause such company to incur significant losses. Companies may experience significant fluctuations in operating results and growth rates, which could result in significant gains and losses for such company and its securities to which the Fund has exposure. In addition, the impact of existing or future rules, regulations, taxes, and governmental or political actions relating to the collecting, moving, storing or processing of personal or sensitive data or payments has the potential to be financially impactful, and, to the extent that a Digital Infrastructure Company to which the Fund has exposure, becomes more extensively regulated there could be negative impacts to such company and the Fund. Banking regulation, consumer protection laws, anti-money laundering and/or other changes in regulation may negatively affect certain Digital Infrastructure Companies.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by the COVID-19 virus, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

The outbreak of COVID-19 and efforts to contain its spread have resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to generally less established health care systems and supply chains. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. The EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

between the UK and the EU (TCA), provisionally went into effect on January 1, 2021, and entered into force officially on May 1, 2021. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the UK’s post-transition framework, including how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

On February 24, 2022, Russia launched a large-scale invasion of Ukraine significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russian individuals and entities. The extent and duration of the military action, sanctions imposed and other punitive actions taken and resulting future market disruptions in Europe and globally cannot be easily predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally. To the extent the Fund has exposure to the energy sector, the Fund may be especially susceptible to these risks. These disruptions may also make it difficult to value the Fund’s portfolio investments and cause certain of the Fund’s investments to become illiquid. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission’s (SEC) final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition to recently adopted Rule 18f-4, which will govern the way derivatives are used by registered investment companies, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

LIBOR Risk: Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. The Head of the UK Financial Conduct Authority the (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA) ceased publication of most LIBOR settings at the end of 2021 and the IBA is expected to cease publication of a majority of U.S. dollar LIBOR settings after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Other countries are introducing their

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking.

There remains uncertainty and risk regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments, the suitability of the proposed replacement rates, and the process for amending existing contracts and instruments remains unclear. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the cessation of LIBOR publications.

Large Shareholder Risk: The Fund may have one or more large shareholders or a group of shareholders investing in Fund shares indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. New Accounting Pronouncement

In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021-01 (ASU 2021-01), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management does not expect any impact to the Fund’s net assets or results of operations.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after April 30, 2022 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purpose and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distribution is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Addition to Portfolio Management Team

Effective April 29, 2022, Mr. Jeffrey Palma was added as portfolio manager of the Fund. Mr. Palma joined the investment advisor in 2021 and currently serves as Senior Vice President of the investment advisor.

Changes to the Board of Directors and Officers

On March 8, 2021, the Board of Directors voted to set the number of directors on the Fund’s Board of Directors to ten. In addition, the Board of Directors elected Ms. Ramona Rogers-Windsor as a Director of the Fund.

Effective December 7, 2021, Director and Chairman Robert H. Steers resigned from the Fund’s Board of Directors. The Board of Directors has appointed Director Joseph M. Harvey to succeed Mr. Steers as Chairman. In addition, effective March 1, 2022, Mr. Harvey, Cohen & Steers, Inc.’s (CNS) current President and a member of CNS’ board of directors succeeded Mr. Steers as Chief Executive Officer of CNS and Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the investment advisor). At that time, Mr. Steers assumed the role of Executive Chairman of CNS and continues on as a member of CNS’ board of directors.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

On December 7, 2021, the Board of Directors elected Adam M. Derechin, President and Chief Executive Officer of the Fund, as a Director of the Fund. Concurrent with his election, Mr. Derechin resigned as President and Chief Executive Officer of the Fund. Mr. Derechin currently serves as the Chief Operating Officer of CNS and the investment advisor since 2004 and 2003, respectively. Effective December 7, 2021, James Giallanza, previously Chief Financial Officer of the Fund, succeeded Mr. Derechin as President and Chief Executive Officer of the Fund and Albert Laskaj, Treasurer of the Fund, succeeded Mr. Giallanza as Chief Financial Officer of the Fund.

In addition, also on December 7, 2021, the Board of Directors voted to set the number of directors on the Fund’s Board of Directors to nine, effective January 1, 2022. Director C. Edward Ward, Jr.retired from the Board of Directors on December 31, 2021 pursuant to the Fund’s mandatory retirement policy.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director, Chairman and Vice President

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer

and Vice President

Jon Cheigh

Vice President

Vincent L. Childers

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	Class A—DVFAX
Class C—DVFCX
Class F—DVVFX*
Class I—DVFIX
Class R—DVFRX
Class Z—DVFZX

website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Alternative Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class F shares are currently not available for purchase.

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Cohen & Steers

Alternative

Income Fund

Semiannual Report April 30, 2022

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at any time. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (800) 330-7348 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

DVFAXSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date: July 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date: July 6, 2022